SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2006

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15943	06-1397316
(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale St., Wilmington, MA	01887
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 658-6000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 16, 2006, Charles River Laboratories International, Inc. (“Charles River” or the “Company”) completed the previously announced sale of its Phase II-IV Clinical Services business to Kendle International, Inc. (“Kendle”). The sale of the Business was completed in accordance with the terms and conditions of the Stock Purchase Agreement, as amended, between Charles River and Kendle dated as of May 9, 2006.

In connection with the sale of the Business, Charles River received approximately $215 million in cash, plus additional cash in satisfaction of a working capital adjustment in accordance with the terms and conditions of the Stock Purchase Agreement.  The purchase price is also subject to a post-closing working capital purchase price adjustment.

There are no material relationships between Kendle and Charles River or any of its affiliates, directors or officers, or any associate of such director or officer.

Item 9.01 Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

Not applicable

(b)           Pro Forma Financial Information

(i)                                     Charles River Pro Forma Condensed Consolidated Balance Sheet (unaudited) as of July 1, 2006.

(ii)                                  Charles River Pro Forma Condensed Consolidated Statements of Operations (unaudited) for the fiscal year ended December 31, 2005.

(iii)                               Charles River Pro Forma Condensed Consolidated Statements of Operations (unaudited) for the fiscal year ended December 25, 2004

(iv)                              Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)

(c)           Shell Company Transactions

Not applicable

(d)           Exhibits

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

Date:	August 22, 2006	By:	/s/ Joannne P. Acford
			Name:	Joanne P. Acford
			Title:	Corporate Senior Vice President, General Counsel and Corporate Secretary

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

(dollars in thousands, except per share amounts)

		(a)		(b)
	Historical	Clinical Services
	Company	Phase II-IV				Pro Forma
	July 1, 2006(1)	Business		ISS		July 1, 2006

Assets
Current assets
Cash and cash equivalents	$193,067	$215,000	(c)	$—		$408,067
Trade receivables, net	177,555					177,555
Inventories	69,036					69,036
Current assets of discontinued operations	44,179	(38,912)		(5,267)		—
Other current assets	42,546	—		—		42,546
Total current assets	526,383	176,088		(5,267)		697,204
Property, plant and equipment, net	440,348					440,348
Goodwill, net	1,097,932					1,097,932
Other intangibles, net	164,302					164,302
Deferred tax asset	100,633					100,633
Long term assets of discontinued operations	217,385	(218,036)		651		—
Other assets	70,103	—		—		70,103
Total assets	$2,617,086	$(41,948)		$(4,616)		$2,570,522

Liabilities and Shareholders’ Equity
Current liabilities
Current portion of long-term debt and capital lease obligations	$36,724	$—		$—		$36,724
Accounts payable	26,813					26,813
Accrued compensation	35,449					35,449
Deferred income	82,352					82,352
Accrued liabilities	34,450	40,000	(d)			74,450
Current liabilities of discontinued operations	31,968	(30,581)		(1,387)		—
Other current liabilities	27,367	—		—		27,367
Total current liabilities	275,123	9,419		(1,387)		283,155
Long-term debt and capital lease obligations	571,808					571,808
Long term liabilities of discontinued operations	8,168	(8,168)		—		—
Other long-term liabilities	112,189	—		—		112,189
Total liabilities	967,288	1,251		(1,387)		967,152

Commitments and contingencies
Minority interests	8,808	—		—		8,808
Shareholders’ equity
Preferred stock, $0.01 par value; 20,000,000 shares authorized; no shares issued and outstanding	—					—
Common stock, $0.01 par value; 120,000,000 shares authorized; 72,931,145 issued and 68,304,750 outstanding at July 1, 2006	730					730
Capital in excess of par value	1,796,229					1,796,229
Accumulated (deficit) earnings	4,540	(43,199	)(e)	(3,229	)(f)	(41,888)
Treasury stock, at cost, 4,626,395 shares and 406,175 shares at July 1, 2006	(189,423)					(189,423)
Accumulated other comprehensive income	28,914	—		—		28,914
Total shareholders’ equity	1,640,990	(43,199)		(3,229)		1,594,562
Total liabilities and shareholders’ equity	$2,617,086	$(41,948)		$(4,616)		$2,570,522

(1)             As reported in Charles River Laboratories International, Inc.’s quarterly report on Form 10-Q for the six months ended July 1, 2006.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

 (dollars in thousands, except per share amounts)

	Historical	(a)	(b)
	Company	Clinical Services		Pro Forma
	Fiscal Year Ended	Phase II-IV		Fiscal Year Ended
	December 31, 2005(1)	Business	ISS	December 31, 2005

Net sales related to products	$364,303	$—	$—	$364,303
Net sales related to services	757,925	110,761	18,139	629,025
Total net sales	1,122,228	110,761	18,139	993,328
Costs and expenses
Cost of products sold	199,517	—	—	199,517
Cost of services provided	493,976	73,717	16,152	404,107
Selling, general and administrative	189,544	22,839	8,706	157,999
Amortization of intangibles	58,172	10,239	922	47,011
Operating income	181,019	3,966	(7,641)	184,694

Interest income	3,929	226	—	3,703
Interest expense	(24,361)	—	(29)	(24,332)
Other, net	(174)	3	—	(177)
Income before income taxes and minority interests	160,413	4,195	(7,670)	163,888
Provision for income taxes	16,576	1,601	(1,286)	16,261
Income before minority interests	143,837	2,594	(6,384)	147,627
Minority interests	(1,838)	—	—	(1,838)
Net income	$141,999	$2,594	$(6,384)	$145,789

Earnings per common share
Basic	$2.04			$2.09
Diluted	$1.96			$2.02

Shares Oustanding
Basic	69,730,056			69,730,056
Diluted	72,902,385			72,902,385

(1)             As reported in Charles River Laboratories International, Inc.’s annual report on Form 10-K for the fiscal year ended December 31, 2005.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

 (dollars in thousands, except per share amounts)

	Historical	(a)	(b)
	Company	Clinical Services		Pro Forma
	Fiscal Year Ended	Phase II-IV		Fiscal Year Ended
	December 25, 2004(1)	Business	ISS	December 25, 2004

Net sales related to products	$339,994	$—	$—	$339,994
Net sales related to services	426,923	19,306	23,389	384,228
Total net sales	766,917	19,306	23,389	724,222
Costs and expenses
Cost of products sold	185,428	—	—	185,428
Cost of services provided	282,923	15,192	17,660	250,071
Selling, general and administrative	121,448	2,660	1,910	116,878
Amortization of intangibles	16,795	2,106	832	13,857
Operating income	160,323	(652)	2,987	157,988

Interest income	3,285	24	—	3,261
Interest expense	(11,806)	(37)	(51)	(11,718)
Other, net	723	(994)	—	1,717
Income before income taxes and minority interests	152,525	(1,659)	2,936	151,248
Provision for income taxes	61,156	(172)	1,168	60,160
Income before minority interests	91,369	(1,487)	1,768	91,088
Minority interests	(1,577)	—	—	(1,577)
Net income	$89,792	$(1,487)	$1,768	$89,511

Earnings per common share
Basic	$1.81			$1.80
Diluted	$1.68			$1.67

Shares Oustanding
Basic	49,601,021			49,601,021
Diluted	56,045,848			56,045,848

(1)             As reported in Charles River Laboratories International, Inc.’s annual report on Form 10-K for the fiscal year ended December 25, 2004.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

1.     Basis of Presentation

On May 9, 2006, the Company announced that it entered into a definitive agreement to sell Phase II-IV of the Clinical Services business for $215,000 in cash as part of a portfolio realignment which would allow the Company to capitalize on core competencies.  In addition, during the second quarter of 2006 the Company made a decision to close its Interventional and Surgical Services (ISS) business, which was formerly included in its Preclinical Services segment.  Effective in the second quarter of 2006, the Company reported the assets and liabilities of Phase II-IV of the Clinical Services business and the ISS business as held for sale and reported the results of operations for Phase II-IV of the Clinical Services business and the ISS business as discontinued operations in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”  The current assets being disposed of include accounts receivable, deferred income taxes and other current assets. Non-current assets include property, plant and equipment, goodwill and other intangible assets and deferred income taxes. Current liabilities consist of accounts payable, deferred income and accrued expenses. Non-current liabilities consist of lease obligations.

The unaudited pro forma condensed consolidated balance sheet reflects the disposition of Phase II-IV of the Clinical Services business and the ISS business as if it had occurred on July 1, 2006.  The unaudited pro forma condensed consolidated statements of operations for the fiscal years ended December 25, 2004 and December 31, 2005 give effect to the disposition of Phase II-IV of the Clinical Services business and the ISS business as if it had occurred at the beginning of each of the periods presented.  Phase II-IV of the Clinical Services business was acquired by the Company on October 20, 2004, as part of a merger agreement with Inveresk Research Group; accordingly, the pro forma financial statements included herein do not include activity for Phase II-IV of the Clinical Services business prior to October 20, 2004.

The pro forma information related to the sale of Phase II-IV of the Clinical Services business is based on the net book value of net assets sold as of July 1, 2006. Accordingly, the Company’s actual recording of the disposition, including the final sale proceeds, may differ from the pro forma financial information based on the net book value of net assets as of the closing date. The pro forma financial information does not purport to indicate the future financial position or future results of the Company’s operations.

2.     Pro Forma Adjustments

The pro forma financial statements have been adjusted as follows ($ in thousands):

a.     To segregate the operations of Phase II-IV of the Clinical Services business which exclude corporate expense allocations for corporate management and administrative costs and include income tax allocations for activities in each tax jurisdiction.  All intercompany transactions and balances have been eliminated.

b.     To segregate the operations of the ISS business, which management has committed to abandoning, for comparability to the Company’s publicly filed financial statements included in its quarterly report on Form 10-Q dated July 1, 2006.

c.     To include cash proceeds from the sale of Phase II-IV of the Clinical Services business.

d.     To include estimated taxes due on sale of Phase II-IV of the Clinical Services business.

e.     To include the estimated loss on sale of net assets of Phase II-IV of the Clinical Services business of $3,199 plus $40,000 estimated taxes due on sale.

f.      Represents outstanding net assets of the ISS business that will be realized in the process of discontinuing the operations.